Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Allocation Moderate Growth Portfolio

(the “Portfolio”)

Supplement dated May 2, 2018 to the Summary Prospectus and Prospectus,

each dated July 28, 2017, as supplemented and amended to date

The last paragraph of the section entitled “Portfolio Summary: SA Allocation Moderate Growth Portfolio – Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation among the Underlying Portfolios. SunAmerica may change the target asset allocation percentage and may underweight or overweight such asset classes at its discretion. The percentage of the Portfolio’s assets invested in any of the Underlying Portfolios will vary from time to time.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.